

SUPERIOR
DRILLING PRODUCTS

Fourth Quarter and Full Year 2019 Financial Results Conference Call

March 12, 2020

NYSE American: SDPI
www.sdpi.com

Safe Harbor Statement

These slides and the accompanying oral presentation contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, other than statements of historical facts. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan", and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include statements regarding our strategy, future operations, financial position, estimated revenue, income and losses, projected costs, prospects, plans and objectives of management, expectation for financial performance in 2020, our success in the Middle East, the opportunities to expand channels to market in North America, and internationally, market success with specialized tools, timing and possibility of development of future tools, the Company's effectiveness at executing our business strategy and plans. These statements reflect the beliefs and expectations of the Company at this time and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, market conditions for the global oil & gas industry, success at expansion in the Middle East, options available for market channels in North America, commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and are described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.



SUPERIOR
DRILLING PRODUCTS

TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

GROWTH AGAINST SIGNIFICANT HEADWINDS

Drill-N-Ream® leading well bore conditioning tool gaining international recognition

25% growth in the quarter and 4% for 2019

- Success in Middle East – revenue up 6 times over prior year quarter and more than double trailing quarter
- Expanded service agreement with legacy customer
- Drill-N-Ream being used by largest oil and gas producers; used on wells setting records for drilling speed and distance

In advanced conversations with major oil field service companies and producers to further market penetration in North America and internationally



SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

Christopher Cashion

Chief Financial Officer

REVENUE

Compared with prior-year period unless otherwise noted

($ in millions)



$3.4
$5.0
$4.5
$5.1
$4.3
$2.1
$3.4
$2.6
$3.2
$2.9
$1.3
$1.6
$2.0
$1.9
$1.4
4Q18
1Q19
2Q19
3Q19
4Q19



$15.6
$18.2
$19.0
$10.6
$13.1
$12.1
$5.0
$5.1
$6.9
2017
2018
2019
Contract Services Revenue
Tool Revenue

Numbers may not sum due to rounding

Revenue growth despite 26% U.S. rig count decline in 2019

Q4 2019 revenue up $0.9 million, or 25%, in quarter vs prior-year period

- Average U.S. rig count Q/Q declined 24%
- Contract Services up $0.1 million, or 10% due to expanded relationship with long-time customer
- Tool Revenue up $0.7 million, or 33%, mainly from the rentals in the Middle East

2019 revenue increased $0.8 million

- Higher demand from the Company's legacy customer

SUPERIOR DRILLING PRODUCTS

TOOL REVENUE

Compared with prior-year period unless otherwise noted
($ in millions)

Total tool revenue up $0.7 million in the quarter

- Approximately $0.6 million from the rental of the Company's well bore conditioning tool, the Drill-N-Ream® (DNR) in the Middle East
- Higher tool sales in quarter
- Royalty and maintenance revenue remains steady



Tool Revenue by Category
($ in thousands)
$2.2
$0.4
$1.8
4Q18
$3.4
$1.8
$1.7
1Q19
$2.6
$1.0
$1.6
2Q19
$3.2
$1.4
$1.8
3Q19
$2.9
$1.2
$1.7
4Q19
$10.6
$6.7
$3.9
2017
$13.1
$6.6
$6.6
2018
$12.1
$5.3
$6.8
2019
Other Related Tool Revenue*
Tool Sales / Rental

*Other Related Tool Revenue is comprised of royalty, maintenance and repair fees
Numbers may not sum due to rounding

INVESTMENTS IN GROWTH

Compared with prior-year period unless otherwise noted
($ in millions)

Operating Expenses



$4.7
$0.9
$2.1
$1.7
4Q18
$5.1
$1.0
$2.1
$2.0
1Q19
$4.8
$0.9
$1.8
$2.0
2Q19
$5.3
$0.7
$2.5
$2.1
3Q19
$4.7
$0.7
$1.9
$2.1
4Q19



$15.4
$3.7
$5.7
$6.0
2017
$17.9
$3.8
$7.1
$7.1
2018
$19.9
$3.4
$8.3
$8.2
2019
Cost of Revenue
S G & A
D & A

Q4 2019 vs. 2018

Cost of revenue as a percent of sales decreased 50 basis points

- Higher volume more than offset higher cost of International revenue

SG&A as a percent of sales decreased to 44% from 61%

- Higher noncash bonus expense in the prior-year's fourth quarter
- Difference in timing offset higher legal expenses and the cost of international market development efforts

Lower intangible amortization expense somewhat offset by increasing depreciation on growing tool fleet

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

STRONG OPERATING LEVERAGE

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**

GAAP Net Income
Adjusted Net Income



($355)
($1,081)
$454
($246)
$318
($397)
$295
($418)
$124
($175)
4Q18
1Q19
2Q19
3Q19
4Q19



($4,658)
($7,646)
$2,468
($58)
$892
($936)
2017
2018
2019

*Adjusted EBITDA**



$233
6.7%
$1,194
23.7%
$1,074
23.6%
$1,083
21.3%
$621
14.3%
4Q18
1Q19
2Q19
3Q19
4Q19



(15.4)%
($2,395)
$5,074
27.8%
$3,972
20.9%
2017
2018
2019

* *Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

BALANCE SHEET

($ in millions)

Cash and Equivalents



$4.3
$3.2
$2.8
$1.2
3/31/2019
6/30/2019
9/30/2019
12/31/2019

Total Debt



$16.7
$7.9
$8.8
$12.8
$7.4
$5.4
$10.9
$6.0
$4.9
$8.0
$3.0
$5.0
12/31/2016
12/31/2017
12/31/2018
12/31/2019
All Other Debt
Hard Rock Note

Generated cash from operations of $0.9 million in 2019

Debt Reduction

- Total debt down $2.9 million since 12/31/18
- Reloaded and expanded revolver for $350 thousand in additional cash

Liquidity

- Sold airplane in February for $117 thousand in net cash
- Expect cash on hand and cash generated from operations should be sufficient

Numbers may not sum due to rounding


SUPERIOR
DRILLING PRODUCTS

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME RECONCILIATION

	Three Months Ended				
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
GAAP Net Income (Loss)	$ (1,081,287)	$ (245,876)	$ (397,424)	$ (417,758)	$ 124,634
Add back:					
Atypical bonus expense	377,746	88,200	88,200	415,438	88,.200
Inventory impairment	116,396	-	136,000	-	-
Asset held for sale impairment	-	-	-	6,143	-
Intangible amortization	600,000	611,667	505,000	291,666	291,666
Loss (Gain) on disposition of assets	14,013	-	(14,147)	-	(1,500)
Tax effect	(3,640)	-	-	-	-
Recovery of Related Party Note Receivable	(377,746)	-	-	-	(678,148)
Non-GAAP Adjusted Net Income (Loss)	$ (354,518)	$ 453,991	$ 317,629	$ 295,489	$ (175,148)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Twelve Months Ended		
	December 31, 2017	December 31, 2018	December 31, 2019
GAAP Net Income (Loss)	$ (7,645,917)	$ (58,375)	$ (936,423)
Add back:			
Atypical bonus expense	587,500	377,746	680,038
Inventory impairment	-	116,396	136,000
Impairment on asset held for sale	-	-	6,143
Loss (Gain) on disposition of assets	-	14,013	(15,647)
Recovery of Related Party Note Receivable	-	(377,746)	(678,148)
Intangible amortization	2,400,000	2,400,000	1,699,999
Tax effect	-	(3,870)	-
Non-GAAP Adjusted Net Income(Loss)	$ (4,658,417)	$ 2,468,164	$ 891,962

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
GAAP net income (loss)	$ (1,081,287)	$ (245,876)	$ (397,424)	$ (417,758)	$ 124,634
Add back:					
Depreciation and amortization	940,048	1,011,105	930,410	738,555	748,333
Inventory Impairment	116,396	-	136,000	-	-
Interest expense (income), net	93,929	159,049	194,810	184,502	165,397
Share-based compensation	146,745	181,852	136,115	155,749	155,464
Net non-cash compensation	377,746	88,200	88,200	415.438	88,200
Recovery of Related Party Note Receivable	(377,746)	-	-	-	(678,148)
Loss (gain) on sale or disposition of assets	14,013	-	(14,147)	6,143	(1,500)
Income tax expense	3,640	-	-	-	18,550
Non-GAAP adjusted EBITDA(1)	$ 233,484	$ 1,194,330	$ 1,073,964	$ 1,082,629	$ 620,930
GAAP Revenue	$ 3,480,635	$ 5,036,346	$ 4,543,442	$ 5,076,215	$ 4,341,010
Non-GAAP EBITDA Margin	*6.7%*	*23.7%*	*23.6%*	*21.3%*	*14.3%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Twelve Months Ended		
	December 31, 2017	December 31, 2018	December 31, 2019
GAAP net income (loss)	$ (7,645,917)	$ (58,375)	$ (936,423)
Add back:			
Depreciation and amortization	3,676,598	3,760,231	3,428,403
Interest expense, net	559,064	718,673	703,758
Share-based compensation	612,851	518,956	629,180
Net non-cash compensation	414,497	377,746	680,038
Impairment on asset held for sale	-	-	6,143
Recovery of Related Party Note Receivable	-	(377,746)	(678,148)
Inventory Impairment	-	116,396	136,000
(Gain) loss on sale or disposition of assets	(12,167)	14,013	(15,647)
Income tax (benefit) expense	-	3,640	18,550
Non-GAAP adjusted EBITDA[1]	$ (2,395,074)	$ 5,073,534	$ 3,971,854
GAAP Revenue	$ 15,595,659	$ 18,245,212	$ 18,997,014
Non-GAAP EBITDA Margin	*(15.4)%*	*27.8%*	*20.9%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS